UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-6444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners
S&P 500 Index Fund

A N N U A L   R E P O R T

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Legg Mason Partners S&P 500 Index Fund

Annual Report • December 31, 2006

What’s Inside
	Letter from the Chairman	I
	Fund Overview	1
	Fund at a Glance	4
	Fund Expenses	5
	Fund Performance	7
	Historical Performance	8
	Schedule of Investments	9
	Statement of Assets and Liabilities	25
	Statement of Operations	26
Fund Objective The Fund’s goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the Standard & Poor’s 500® Composite Stock Price Index.	Statements of Changes in Net Assets	27
	Financial Highlights	28
	Notes to Financial Statements	30
	Report of Independent Registered Public Accounting Firm	40
	Board Approval of Management and Subadvisory Agreements	41
	Additional Information	44
	Additional Shareholder Information	48
	Important Tax Information	49

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Legg Mason Partners S&P 500 Index Fund	I

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Value[v] and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%, respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell Midcapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.[x]

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

During the reporting period, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc.

Effective December 18, 2006, Stephen A. Lanzendorf, CFA, investment officer of Batterymarch joined Charles Ko as a co-portfolio manager for the Fund. Mr. Lanzendorf is a co-director and senior portfolio manager of the Batterymarch U.S. Equities investment team. He has 22 years of investment experience. Mr. Lanzendorf joined Batterymarch in 2006. An experienced quantitative strategist, Mr. Lanzendorf was employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies (1999-2005).

The Fund was formerly known as Smith Barney S&P 500 Index Fund.

II	Legg Mason Partners S&P 500 Index Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Russell Investment Group, 1/07.

Legg Mason Partners S&P 500 Index Fund	III

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Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets had positive returns for the year 2006, despite worries about interest rate hikes and rising oil prices in the first half of the year; such concerns dissipated and equities made progress in the second half of the year. Better-than-expected home sales during the fourth quarter suggested that the housing slump may soon bottom out. While encouraging economic data at year-end left some investors worried about the diminishing prospects of near-term interest rate cuts in the U.S., oil and gas prices ended the year in a dramatic decline, helping to push U.S. consumer confidence to its highest level since April, 2006.

The leaders within the S&P 500 indexi for the year were the real estate component of the financials sector, telecommunications and energy. The services component of the healthcare sector was the only sub-sector with a negative return. Many health-care oriented names underperformed, particularly in the fourth quarter, due to concerns that the Democratic election victory would result in a more adversarial stance towards the healthcare providers, pharmaceutical companies and managed-care operators than would be the case under Republican control.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	1

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners S&P 500 Index Fund returned 15.20% and Class D shares returned 15.66%. These shares outperformed the Lipper S&P 500 Index Objective Funds Category Average1, which increased 15.19%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.78% for the same period.

Performance Snapshot as of December 31, 2006 (unaudited)
	6 Months	12 Months

S&P 500 Index Fund—Class A Shares	12.35%	15.20%

S&P 500 Index Fund—Class D Shares	12.46%	15.66%

S&P 500 Index	12.73%	15.78%

Lipper S&P 500 Index Objective Funds Category Average	12.39%	15.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions.

Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.59% for Class A shares and 0.39% for Class D shares. Management may not discontinue or modify this cap without the approval of the Trustee. Absent this cap, performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 183 funds for the 6-month period and among the 178 funds for the 12-month period in the Fund’s Lipper category.

Q. What were the most significant factors affecting Fund performance?

A. We chose to replicate the holdings of the S&P 500 Index to the extent possible given cash flows into and out of the Fund. Therefore, performance before fees was largely in line with that of the Index.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 178 funds in the Fund’s Lipper category.

2	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

What were the leading contributors to performance?

A. Outperforming sectors for the S&P 500 Index included the real estate component of the financials, energy and telecommunication sectors. Within the real estate area, REITs were the major contributor, within energy Exxon Mobil Corp. and Chevron Corp. were the major contributors and within telecommunications BellSouth Corp., Verizon Communications Inc. and AT&T Inc. were the major contributors.

What were the leading detractors from performance?

A. Conversely, the services component of the healthcare sector was the poorest performer in the S&P 500 Index, where some of the poorest performing stocks were Express Scripts Inc., Unitedhealth Group Inc. and Coventry Health Care Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund in the past year. As an index fund, our strategy is to attempt to replicate the returns of the S&P 500 Index. Accordingly, the percentage of the Fund’s assets invested in each industry group closely approximated its representation in the S&P 500 Index.

Thank you for your investment in the Legg Mason Partners S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 24, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.5%), General Electric Co. (3.0%), Citigroup Inc. (2.2%), Microsoft Corp. (2.0%), Bank of America Corp. (1.9%), Procter & Gamble Co. (1.6%), Johnson & Johnson (1.5%), Pfizer Inc. (1.5%), American International Group Inc. (1.5%) and Altria Group Inc. (1.4%). Please refer to pages 9 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Financials (22.3%), Information Technology (15.1%), Health Care (12.0%), Industrials (10.8%) and Consumer Discretionary (10.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind that stock prices are subject to market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the Index or to adjust for relative weightings. The Fund does not mirror the Index exactly because, unlike the Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	3

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Financials

21.8%

Information Technology

14.8%

Health Care

11.8%

Industrials

10.6%

Consumer Discretionary

10.4%

Energy

9.6%

Consumer Staples

9.0%

Utilities

3.5%

Telecommunication Services

3.4%

Materials

2.9%

Short-Term Investments

2.2%

0.0%

5.0%

10.0%

15.0%

20.0%

25.0%

December 31, 2006

4	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)

Class A(5)	12.35%	$1,000.00	$1,123.50	0.56%	$3.00

Class D(5)	12.46	1,000.00	1,124.60	0.39	2.09

(1)	For the six months ended December 31, 2006.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)

Class A(4)	5.00%	$1,000.00	$1,022.38	0.56%	$2.85

Class D(4)	5.00	1,000.00	1,023.24	0.39	1.99

(1)	For the six months ended December 31, 2006.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

6	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Class A(2)	Class D(2)

Twelve Months Ended 12/31/06	15.20%	15.66%

Five Years Ended 12/31/06	5.58	5.87

Inception* through 12/31/06	5.26	4.71

Cumulative Total Returns(1) (unaudited)
Class A(2) (Inception* through 12/31/06)	58.53%

Class D(2) (Inception* through 12/31/06)	47.22

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.
*	Inception dates for Class A and D shares are January 5, 1998 and August 4, 1998, respectively.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	7

Historical Performance (unaudited)

1/98

12/98

12/99

12/00

12/01

12/02

12/03

12/04

12/05

12/06

0

5,000

10,000

15,000

20,000

25,000

$16,713

$15,853

Legg Mason Partners S&P 500 Index Fund — Class A Shares‡

S&P 500 Index

Value of $10,000 Invested in Class A shares of the Legg Mason Partners S&P 500 Index
Fund vs. S&P 500 Index† (January 1998 — December 2006)

†

Hypothetical illustration of $10,000 invested in Class A shares at inception on January 5, 1998, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s Class D shares may be greater or less than the Class A shares performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in Class D shares.

‡	On April 7, 2006, Smith Barney Shares were renamed Class A shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006)
LEGG MASON PARTNERS S&P 500 INDEX FUND

Shares	Security	Value

COMMON STOCKS — 99.9%
CONSUMER DISCRETIONARY — 10.6%
Auto Components — 0.2%
6,805	Goodyear Tire & Rubber Co. *	$142,837
7,759	Johnson Controls Inc.	666,653

	Total Auto Components	809,490

Automobiles — 0.4%
74,037	Ford Motor Co.	556,018
22,129	General Motors Corp.	679,803
10,143	Harley-Davidson Inc.	714,777

	Total Automobiles	1,950,598

Distributors — 0.1%
6,692	Genuine Parts Co.	317,401

Diversified Consumer Services — 0.1%
5,401	Apollo Group Inc., Class A Shares *	210,477
12,716	H&R Block Inc.	292,977

	Total Diversified Consumer Services	503,454

Hotels, Restaurants & Leisure — 1.6%
17,442	Carnival Corp.	855,530
5,794	Darden Restaurants Inc.	232,745
7,298	Harrah’s Entertainment Inc.	603,691
15,154	Hilton Hotels Corp.	528,875
13,348	International Game Technology	616,678
13,171	Marriott International Inc., Class A Shares	628,520
48,476	McDonald’s Corp.	2,148,941
29,634	Starbucks Corp. *	1,049,636
8,309	Starwood Hotels & Resorts Worldwide Inc.	519,313
3,792	Wendy’s International Inc.	125,477
7,766	Wyndham Worldwide Corp. *	248,667
10,434	Yum! Brands Inc.	613,519

	Total Hotels, Restaurants & Leisure	8,171,592

Household Durables — 0.6%
2,678	Black & Decker Corp.	214,160
4,740	Centex Corp.	266,720
10,968	D.R. Horton Inc.	290,542
5,947	Fortune Brands Inc.	507,814
2,564	Harman International Industries Inc.	256,169
3,116	KB HOME	159,789
7,002	Leggett & Platt Inc.	167,348
5,402	Lennar Corp., Class A Shares	283,389
11,024	Newell Rubbermaid Inc.	319,145
8,282	Pulte Homes Inc.	274,300
2,296	Snap-on Inc.	109,381

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	9

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Household Durables — 0.6% (continued)
3,222	Stanley Works	$162,034
3,088	Whirlpool Corp.	256,366

	Total Household Durables	3,267,157

Internet & Catalog Retail — 0.1%
12,051	Amazon.com Inc. *	475,532
8,667	IAC/InterActiveCorp. *	322,066

	Total Internet & Catalog Retail	797,598

Leisure Equipment & Products — 0.2%
3,616	Brunswick Corp.	115,350
11,276	Eastman Kodak Co.	290,921
6,218	Hasbro Inc.	169,441
14,964	Mattel Inc.	339,084

	Total Leisure Equipment & Products	914,796

Media — 3.7%
30,692	CBS Corp., Class B Shares	956,977
19,473	Clear Channel Communications Inc.	692,070
81,573	Comcast Corp., Class A Shares *	3,452,985
30,214	DIRECTV Group Inc. *	753,537
2,550	Dow Jones & Co. Inc.	96,900
3,283	E.W. Scripps Co., Class A Shares	163,953
9,248	Gannett Co. Inc.	559,134
17,370	Interpublic Group of Cos. Inc. *	212,609
13,902	McGraw-Hill Cos. Inc.	945,614
1,530	Meredith Corp.	86,215
5,719	New York Times Co., Class A Shares	139,315
91,747	News Corp., Class A Shares	1,970,726
6,739	Omnicom Group Inc.	704,495
156,485	Time Warner Inc.	3,408,243
7,473	Tribune Co.	230,019
9,979	Univision Communications Inc., Class A Shares *	353,456
27,530	Viacom Inc., Class B Shares *	1,129,556
81,117	Walt Disney Co.	2,779,880

	Total Media	18,635,684

Multiline Retail — 1.2%
4,182	Big Lots Inc. *	95,851
2,392	Dillard’s Inc., Class A Shares	83,648
12,117	Dollar General Corp.	194,599
5,971	Family Dollar Stores Inc.	175,129
20,820	Federated Department Stores Inc.	793,867
8,896	J.C. Penney Co. Inc.	688,195
12,818	Kohl’s Corp. *	877,136
9,020	Nordstrom Inc.	445,047

See Notes to Financial Statements.

10	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Multiline Retail — 1.2% (continued)
3,250	Sears Holdings Corp. *	$545,773
33,665	Target Corp.	1,920,588

	Total Multiline Retail	5,819,833

Specialty Retail — 2.0%
5,882	AutoNation Inc. *	125,404
1,994	AutoZone Inc. *	230,427
11,126	Bed Bath & Beyond Inc. *	423,901
15,755	Best Buy Co. Inc.	774,988
5,522	Circuit City Stores Inc.	104,808
20,653	Gap Inc.	402,734
79,994	Home Depot Inc.	3,212,559
13,452	Limited Brands Inc.	389,301
59,687	Lowe’s Cos. Inc.	1,859,250
11,014	Office Depot Inc. *	420,404
2,893	OfficeMax Inc.	143,637
5,272	RadioShack Corp.	88,464
4,346	Sherwin-Williams Co.	276,319
28,325	Staples Inc.	756,277
5,306	Tiffany & Co.	208,207
17,932	TJX Cos. Inc.	511,421

	Total Specialty Retail	9,928,101

Textiles, Apparel & Luxury Goods — 0.4%
14,403	Coach Inc. *	618,753
4,255	Jones Apparel Group Inc.	142,245
4,005	Liz Claiborne Inc.	174,057
7,345	NIKE Inc., Class B Shares	727,375
3,454	V.F. Corp.	283,504

	Total Textiles, Apparel & Luxury Goods	1,945,934

	TOTAL CONSUMER DISCRETIONARY	53,061,638

CONSUMER STAPLES — 9.2%
Beverages — 2.0%
30,232	Anheuser-Busch Cos. Inc.	1,487,414
3,091	Brown-Forman Corp., Class B Shares	204,748
79,925	Coca-Cola Co.	3,856,381
11,071	Coca-Cola Enterprises Inc.	226,070
8,309	Constellation Brands Inc., Class A Shares *	241,127
1,802	Molson Coors Brewing Co., Class B Shares	137,745
5,405	Pepsi Bottling Group Inc.	167,069
64,363	PepsiCo Inc.	4,025,906

	Total Beverages	10,346,460

Food & Staples Retailing — 2.2%
17,963	Costco Wholesale Corp.	949,704
32,125	CVS Corp.	992,984

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	11

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Food & Staples Retailing — 2.2% (continued)
28,035	Kroger Co.	$646,767
17,402	Safeway Inc.	601,413
8,070	SUPERVALU Inc.	288,502
24,330	Sysco Corp.	894,371
96,389	Wal-Mart Stores Inc.	4,451,244
39,227	Walgreen Co.	1,800,127
5,557	Whole Foods Market Inc.	260,790

	Total Food & Staples Retailing	10,885,902

Food Products — 1.1%
25,762	Archer-Daniels-Midland Co.	823,354
8,580	Campbell Soup Co.	333,676
19,972	ConAgra Foods Inc.	539,244
5,263	Dean Foods Co. *	222,520
13,447	General Mills Inc.	774,547
12,931	H.J. Heinz Co.	582,024
6,757	Hershey Co.	336,499
9,867	Kellogg Co.	493,942
5,202	McCormick & Co. Inc., Non Voting Shares	200,589
29,509	Sara Lee Corp.	502,538
9,812	Tyson Foods Inc., Class A Shares	161,407
8,604	Wm. Wrigley Jr. Co.	444,999

	Total Food Products	5,415,339

Household Products — 2.2%
6,011	Clorox Co.	385,606
20,160	Colgate-Palmolive Co.	1,315,238
18,021	Kimberly-Clark Corp.	1,224,527
124,203	Procter & Gamble Co.	7,982,527

	Total Household Products	10,907,898

Personal Products — 0.1%
17,424	Avon Products Inc.	575,689
5,035	Estee Lauder Cos. Inc., Class A Shares	205,529

	Total Personal Products	781,218

Tobacco — 1.6%
82,150	Altria Group Inc.	7,050,113
6,749	Reynolds American Inc.	441,857
6,352	UST Inc.	369,686

	Total Tobacco	7,861,656

	TOTAL CONSUMER STAPLES	46,198,473

ENERGY — 9.8%
Energy Equipment & Services — 1.7%
12,572	Baker Hughes Inc.	938,625
11,515	BJ Services Co.	337,620
39,412	Halliburton Co.	1,223,743

See Notes to Financial Statements.

12	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Energy Equipment & Services — 1.7% (continued)
11,722	Nabors Industries Ltd. *	$349,081
6,857	National-Oilwell Varco Inc. *	419,511
5,364	Noble Corp.	408,469
4,216	Rowan Cos. Inc.	139,971
46,181	Schlumberger Ltd.	2,916,792
7,808	Smith International Inc.	320,674
11,472	Transocean Inc. *	927,970
13,316	Weatherford International Ltd. *	556,476

	Total Energy Equipment & Services	8,538,932

Oil, Gas & Consumable Fuels — 8.1%
18,133	Anadarko Petroleum Corp.	789,148
12,866	Apache Corp.	855,718
16,323	Chesapeake Energy Corp.	474,183
85,447	Chevron Corp.	6,282,918
64,508	ConocoPhillips	4,641,351
7,242	CONSOL Energy Inc.	232,686
17,325	Devon Energy Corp.	1,162,161
27,648	El Paso Corp.	422,462
9,543	EOG Resources Inc.	595,960
228,611	Exxon Mobil Corp.	17,518,461
10,611	Hess Corp.	525,987
4,241	Kinder Morgan Inc.	448,486
13,779	Marathon Oil Corp.	1,274,558
7,339	Murphy Oil Corp.	373,188
33,769	Occidental Petroleum Corp.	1,648,940
10,340	Peabody Energy Corp.	417,839
4,840	Sunoco Inc.	301,822
23,725	Valero Energy Corp.	1,213,771
23,374	Williams Cos. Inc.	610,529
14,343	XTO Energy Inc.	674,838

	Total Oil, Gas & Consumable Fuels	40,465,006

	TOTAL ENERGY	49,003,938

FINANCIALS — 22.3%
Capital Markets — 3.8%
9,587	Ameriprise Financial Inc.	522,491
29,954	Bank of New York Co. Inc.	1,179,289
4,598	Bear Stearns Cos. Inc.	748,462
40,187	Charles Schwab Corp.	777,217
16,620	E*TRADE Financial Corp. *	372,620
3,523	Federated Investors Inc., Class B Shares	119,007
6,492	Franklin Resources Inc.	715,224
16,682	Goldman Sachs Group Inc.	3,325,557
7,851	Janus Capital Group Inc.	169,503
5,193	Legg Mason Inc.	493,595
20,777	Lehman Brothers Holdings Inc.	1,623,099

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	13

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Capital Markets — 3.8% (continued)
16,143	Mellon Financial Corp.	$680,427
34,648	Merrill Lynch & Co. Inc.	3,225,729
41,513	Morgan Stanley	3,380,404
7,390	Northern Trust Corp.	448,499
13,033	State Street Corp.	878,946
10,400	T. Rowe Price Group Inc.	455,208

	Total Capital Markets	19,115,277

Commercial Banks — 4.2%
21,260	BB&T Corp.	933,952
6,241	Comerica Inc.	366,222
7,367	Commerce Bancorp Inc.	259,834
5,103	Compass Bancshares Inc.	304,394
21,939	Fifth Third Bancorp.	897,963
4,908	First Horizon National Corp.	205,056
9,391	Huntington Bancshares Inc.	223,036
15,706	KeyCorp	597,299
3,050	M&T Bank Corp.	372,588
9,995	Marshall & Ilsley Corp.	480,859
24,755	National City Corp.	905,043
11,516	PNC Financial Services Group Inc.	852,645
28,577	Regions Financial Corp.	1,068,780
13,868	SunTrust Banks Inc.	1,171,153
12,810	Synovus Financial Corp.	394,932
68,955	U.S. Bancorp	2,495,481
74,709	Wachovia Corp.	4,254,678
132,324	Wells Fargo & Co.	4,705,441
4,197	Zions Bancorporation	346,001

	Total Commercial Banks	20,835,357

Consumer Finance — 1.0%
47,222	American Express Co.	2,864,959
15,992	Capital One Financial Corp.	1,228,516
16,021	SLM Corp.	781,344

	Total Consumer Finance	4,874,819

Diversified Financial Services — 5.8%
176,018	Bank of America Corp.	9,397,601
1,364	Chicago Mercantile Exchange	695,299
7,863	CIT Group Inc.	438,519
192,596	Citigroup Inc.	10,727,597
136,139	JPMorgan Chase & Co.	6,575,514
9,212	Moody’s Corp.	636,181
10,499	Principal Financial Group Inc.	616,291

	Total Diversified Financial Services	29,087,002

See Notes to Financial Statements.

14	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Insurance — 4.7%
12,760	ACE Ltd.	$772,873
19,332	AFLAC Inc.	889,272
24,496	Allstate Corp.	1,594,935
4,158	Ambac Financial Group Inc.	370,353
101,949	American International Group Inc.	7,305,665
12,264	Aon Corp.	433,410
16,135	Chubb Corp.	853,703
6,822	Cincinnati Financial Corp.	309,105
17,372	Genworth Financial Inc., Class A Shares	594,296
12,372	Hartford Financial Services Group Inc.	1,154,431
11,247	Lincoln National Corp.	746,801
17,911	Loews Corp.	742,769
21,514	Marsh & McLennan Cos. Inc.	659,619
5,325	MBIA Inc.	389,045
29,836	MetLife Inc.	1,760,622
29,811	Progressive Corp.	722,022
18,696	Prudential Financial Inc.	1,605,239
4,154	SAFECO Corp.	259,833
26,976	St. Paul Travelers Cos. Inc.	1,448,342
3,870	Torchmark Corp.	246,751
13,427	UnumProvident Corp.	279,013
7,109	XL Capital Ltd., Class A Shares	511,990

	Total Insurance	23,650,089

Real Estate Investment Trusts (REITs) — 1.2%
3,795	Apartment Investment and Management Co., Class A Shares	212,596
8,613	Archstone-Smith Trust	501,363
4,580	Boston Properties Inc.	512,411
7,276	CB Richard Ellis Group Inc., Class A Shares *	241,563
13,867	Equity Office Properties Trust	667,973
11,451	Equity Residential	581,138
8,839	Kimco Realty Corp.	397,313
6,946	Plum Creek Timber Co. Inc.	276,798
9,699	ProLogis	589,408
4,791	Public Storage Inc.	467,123
8,673	Simon Property Group Inc.	878,488
5,094	Vornado Realty Trust	618,921

	Total Real Estate Investment Trusts (REITs)	5,945,095

Real Estate Management & Development — 0.1%
8,495	Realogy Corp. *	257,568

Thrifts & Mortgage Finance — 1.5%
24,344	Countrywide Financial Corp.	1,033,403
38,219	Fannie Mae	2,269,827
27,163	Freddie Mac	1,844,368
3,217	MGIC Investment Corp.	201,191

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	15

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Thrifts & Mortgage Finance — 1.5% (continued)
14,160	Sovereign Bancorp Inc.	$359,522
37,049	Washington Mutual Inc.	1,685,359

	Total Thrifts & Mortgage Finance	7,393,670

	TOTAL FINANCIALS	111,158,877

HEALTH CARE — 12.0%
Biotechnology — 1.4%
45,723	Amgen Inc. *	3,123,338
7,180	Applera Corp. - Applied Biosystems Group	263,434
13,214	Biogen Idec Inc. *	649,997
14,599	Celgene Corp. *	839,881
10,241	Genzyme Corp. *	630,641
18,023	Gilead Sciences Inc. *	1,170,233
9,495	MedImmune Inc. *	307,353

	Total Biotechnology	6,984,877

Health Care Equipment & Supplies — 1.8%
2,133	Bausch & Lomb Inc.	111,044
25,653	Baxter International Inc.	1,190,043
9,706	Becton, Dickinson & Co.	680,876
9,634	Biomet Inc.	397,595
46,052	Boston Scientific Corp. *	791,173
4,071	C.R. Bard Inc.	337,771
6,094	Hospira Inc. *	204,637
45,120	Medtronic Inc.	2,414,371
2,117	Millipore Corp. *	140,992
13,855	St. Jude Medical Inc. *	506,539
11,650	Stryker Corp.	642,031
15,996	Thermo Fisher Scientific Inc. *	724,459
3,977	Waters Corp. *	194,754
9,354	Zimmer Holdings Inc. *	733,166

	Total Health Care Equipment & Supplies	9,069,451

Health Care Providers & Services — 2.5%
20,460	Aetna Inc.	883,463
7,517	AmerisourceBergen Corp.	337,964
15,875	Cardinal Health Inc.	1,022,826
16,715	Caremark Rx Inc.	954,594
4,015	CIGNA Corp.	528,254
6,337	Coventry Health Care Inc. *	317,167
5,372	Express Scripts Inc. *	384,635
9,572	Health Management Associates Inc., Class A Shares	202,065
6,494	Humana Inc. *	359,183
7,854	IMS Health Inc.	215,828
4,951	Laboratory Corp. of America Holdings *	363,750
2,920	Manor Care Inc.	137,006
11,598	McKesson Corp.	588,019

See Notes to Financial Statements.

16	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Health Care Providers & Services — 2.5% (continued)
11,517	Medco Health Solutions Inc. *	$615,468
5,522	Patterson Cos. Inc. *	196,086
6,334	Quest Diagnostics Inc.	335,702
18,903	Tenet Healthcare Corp. *	131,754
52,797	UnitedHealth Group Inc.	2,836,783
24,302	WellPoint Inc. *	1,912,324

	Total Health Care Providers & Services	12,322,871

Life Sciences Tools & Services — 0.0%
4,842	PerkinElmer Inc.	107,638

Pharmaceuticals — 6.3%
60,161	Abbott Laboratories	2,930,442
6,050	Allergan Inc.	724,427
4,181	Barr Pharmaceuticals Inc. *	209,552
77,088	Bristol-Myers Squibb Co.	2,028,956
38,588	Eli Lilly & Co.	2,010,435
12,318	Forest Laboratories Inc. *	623,291
113,644	Johnson & Johnson	7,502,777
9,534	King Pharmaceuticals Inc. *	151,781
85,095	Merck & Co. Inc.	3,710,142
8,411	Mylan Laboratories Inc.	167,884
282,076	Pfizer Inc.	7,305,768
58,111	Schering-Plough Corp.	1,373,744
3,999	Watson Pharmaceuticals Inc. *	104,094
52,786	Wyeth	2,687,863

	Total Pharmaceuticals	31,531,156

	TOTAL HEALTH CARE	60,015,993
INDUSTRIALS — 10.8%
Aerospace & Defense — 2.4%
30,994	Boeing Co.	2,753,507
15,897	General Dynamics Corp.	1,181,942
4,952	Goodrich Corp.	225,564
32,004	Honeywell International Inc.	1,447,861
4,897	L-3 Communications Holdings Inc.	400,477
13,957	Lockheed Martin Corp.	1,285,021
13,539	Northrop Grumman Corp.	916,590
17,427	Raytheon Co.	920,145
6,541	Rockwell Collins Inc.	413,980
39,339	United Technologies Corp.	2,459,474

	Total Aerospace & Defense	12,004,561

Air Freight & Logistics — 0.9%
12,019	FedEx Corp.	1,305,504
2,351	Ryder System Inc.	120,042
42,079	United Parcel Service Inc., Class B Shares	3,155,083

	Total Air Freight & Logistics	4,580,629

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	17

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Airlines — 0.1%
31,036	Southwest Airlines Co.	$475,471

Building Products — 0.2%
6,841	American Standard Cos. Inc.	313,660
15,402	Masco Corp.	460,057

	Total Building Products	773,717

Commercial Services & Supplies — 0.5%
9,940	Allied Waste Industries Inc. *	122,163
3,716	Avery Dennison Corp.	252,428
5,323	Cintas Corp.	211,376
4,927	Equifax Inc.	200,036
5,032	Monster Worldwide Inc. *	234,692
8,742	Pitney Bowes Inc.	403,793
8,559	R.R. Donnelley & Sons Co.	304,187
6,555	Robert Half International Inc.	243,322
20,971	Waste Management Inc.	771,104

	Total Commercial Services & Supplies	2,743,101

Construction & Engineering — 0.1%
3,474	Fluor Corp.	283,652

Electrical Equipment — 0.5%
6,672	American Power Conversion Corp.	204,096
3,584	Cooper Industries Ltd., Class A Shares	324,101
31,450	Emerson Electric Co.	1,386,631
6,595	Rockwell Automation Inc.	402,823

	Total Electrical Equipment	2,317,651

Industrial Conglomerates — 4.0%
28,863	3M Co.	2,249,293
404,241	General Electric Co.	15,041,808
4,917	Textron Inc.	461,067
77,922	Tyco International Ltd.	2,368,829

	Total Industrial Conglomerates	20,120,997

Machinery — 1.4%
25,458	Caterpillar Inc.	1,561,339
2,067	Cummins Inc.	244,278
9,253	Danaher Corp.	670,287
9,062	Deere & Co.	861,524
8,042	Dover Corp.	394,219
5,825	Eaton Corp.	437,691
16,443	Illinois Tool Works Inc.	759,502
12,026	Ingersoll-Rand Co., Ltd., Class A Shares	470,578
7,215	ITT Industries Inc.	409,956
9,733	PACCAR Inc.	631,672
4,831	Pall Corp.	166,911

See Notes to Financial Statements.

18	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Machinery — 1.4% (continued)
4,670	Parker Hannifin Corp.	$359,030
4,016	Terex Corp. *	259,353

	Total Machinery	7,226,340

Road & Rail — 0.7%
14,079	Burlington Northern Santa Fe Corp.	1,039,171
17,235	CSX Corp.	593,401
15,556	Norfolk Southern Corp.	782,311
10,572	Union Pacific Corp.	972,836

	Total Road & Rail	3,387,719

Trading Companies & Distributors — 0.0%
2,873	W. W. Grainger Inc.	200,938

	TOTAL INDUSTRIALS	54,114,776

INFORMATION TECHNOLOGY — 15.1%
Communications Equipment — 2.7%
4,463	ADC Telecommunications Inc. *	64,847
17,584	Avaya Inc. *	245,824
3,360	Ciena Corp. *	93,106
238,027	Cisco Systems Inc. *	6,505,278
7,864	Comverse Technology Inc. *	166,009
61,064	Corning Inc. *	1,142,507
8,274	JDS Uniphase Corp. *	137,845
22,175	Juniper Networks Inc. *	419,995
95,770	Motorola Inc.	1,969,031
64,774	QUALCOMM Inc.	2,447,809
17,075	Tellabs Inc. *	175,190

	Total Communications Equipment	13,367,441

Computers & Peripherals — 3.8%
33,337	Apple Computer Inc. *	2,828,311
89,038	Dell Inc. *	2,233,963
86,325	EMC Corp. *	1,139,490
107,357	Hewlett-Packard Co.	4,422,035
59,043	International Business Machines Corp.	5,736,027
3,863	Lexmark International Inc., Class A Shares *	282,772
6,956	NCR Corp. *	297,439
14,653	Network Appliance Inc. *	575,570
6,047	QLogic Corp. *	132,550
8,813	SanDisk Corp. *	379,223
138,154	Sun Microsystems Inc. *	748,795

	Total Computers & Peripherals	18,776,175

Electronic Equipment & Instruments — 0.3%
16,053	Agilent Technologies Inc. *	559,447
7,323	Jabil Circuit Inc.	179,780
5,589	Molex Inc.	176,780

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	19

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Electronic Equipment & Instruments — 0.3% (continued)
20,829	Sanmina-SCI Corp. *	$71,860
35,307	Solectron Corp. *	113,689
10,058	Symbol Technologies Inc.	150,266
3,234	Tektronix Inc.	94,336

	Total Electronic Equipment & Instruments	1,346,158

Internet Software & Services — 1.3%
45,354	eBay Inc. *	1,363,795
8,365	Google Inc., Class A Shares *	3,851,915
9,634	VeriSign Inc. *	231,698
47,912	Yahoo! Inc. *	1,223,672

	Total Internet Software & Services	6,671,080

IT Services — 1.1%
4,607	Affiliated Computer Services Inc., Class A Shares *	225,006
21,529	Automatic Data Processing Inc.	1,060,303
5,558	Cognizant Technology Solutions Corp., Class A Shares *	428,855
6,717	Computer Sciences Corp. *	358,486
5,360	Convergys Corp. *	127,461
20,167	Electronic Data Systems Corp.	555,601
6,419	Fidelity National Information Services Inc.	257,338
30,016	First Data Corp.	766,008
6,754	Fiserv Inc. *	354,045
13,271	Paychex Inc.	524,735
5,245	Sabre Holdings Corp., Class A Shares	167,263
13,586	Unisys Corp. *	106,514
30,042	Western Union Co.	673,542

	Total IT Services	5,605,157

Office Electronics — 0.1%
37,851	Xerox Corp. *	641,575

Semiconductors & Semiconductor Equipment — 2.4%
21,503	Advanced Micro Devices Inc. *	437,586
13,947	Altera Corp. *	274,477
13,463	Analog Devices Inc.	442,529
54,440	Applied Materials Inc.	1,004,418
18,513	Broadcom Corp., Class A Shares *	598,155
226,004	Intel Corp.	4,576,581
7,789	KLA-Tencor Corp.	387,503
11,717	Linear Technology Corp.	355,259
15,381	LSI Logic Corp. *	138,429
12,517	Maxim Integrated Products Inc.	383,270
30,258	Micron Technology Inc. *	422,402
11,257	National Semiconductor Corp.	255,534
4,780	Novellus Systems Inc. *	164,528
13,812	NVIDIA Corp. *	511,182
8,103	PMC-Sierra Inc. *	54,371

See Notes to Financial Statements.

20	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Semiconductors & Semiconductor Equipment — 2.4% (continued)
7,375	Teradyne Inc. *	$110,330
58,162	Texas Instruments Inc.	1,675,066
12,998	Xilinx Inc.	309,482

	Total Semiconductors & Semiconductor Equipment	12,101,102

Software — 3.4%
22,774	Adobe Systems Inc. *	936,467
9,099	Autodesk Inc. *	368,145
8,105	BMC Software Inc. *	260,981
15,909	CA Inc.	360,339
7,155	Citrix Systems Inc. *	193,543
13,749	Compuware Corp. *	114,529
12,002	Electronic Arts Inc. *	604,421
13,600	Intuit Inc. *	414,936
339,078	Microsoft Corp.	10,124,869
13,077	Novell Inc. *	81,077
156,805	Oracle Corp. *	2,687,638
36,623	Symantec Corp. *	763,590

	Total Software	16,910,535

	TOTAL INFORMATION TECHNOLOGY	75,419,223

MATERIALS — 3.0%
Chemicals — 1.5%
8,671	Air Products & Chemicals Inc.	609,398
2,230	Ashland Inc.	154,271
37,556	Dow Chemical Co.	1,499,987
36,052	E.I. du Pont de Nemours & Co.	1,756,093
3,262	Eastman Chemical Co.	193,469
7,025	Ecolab Inc.	317,530
4,440	Hercules Inc. *	85,736
3,067	International Flavors & Fragrances Inc.	150,774
21,311	Monsanto Co.	1,119,467
6,460	PPG Industries Inc.	414,797
12,673	Praxair Inc.	751,889
5,614	Rohm & Haas Co.	286,988
2,592	Sigma-Aldrich Corp.	201,450

	Total Chemicals	7,541,849

Construction Materials — 0.1%
3,735	Vulcan Materials Co.	335,664

Containers & Packaging — 0.2%
4,099	Ball Corp.	178,716
4,112	Bemis Co. Inc.	139,726
5,208	Pactiv Corp. *	185,874
3,168	Sealed Air Corp.	205,667
4,177	Temple-Inland Inc.	192,267

	Total Containers & Packaging	902,250

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	21

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Metals & Mining — 0.9%
33,935	Alcoa Inc.	$1,018,389
3,940	Allegheny Technologies Inc.	357,279
7,668	Freeport-McMoRan Copper & Gold Inc., Class B Shares	427,338
17,647	Newmont Mining Corp.	796,762
11,735	Nucor Corp.	641,435
7,995	Phelps Dodge Corp.	957,162
4,644	United States Steel Corp.	339,662

	Total Metals & Mining	4,538,027

Paper & Forest Products — 0.3%
17,785	International Paper Co.	606,468
7,075	MeadWestvaco Corp.	212,675
9,271	Weyerhaeuser Co.	654,996

	Total Paper & Forest Products	1,474,139

	TOTAL MATERIALS	14,791,929

TELECOMMUNICATION SERVICES — 3.5%
Diversified Telecommunication Services — 2.9%
150,627	AT&T Inc.	5,384,915
71,497	BellSouth Corp.	3,368,224
4,554	CenturyTel Inc.	198,828
12,664	Citizens Communications Co.	181,982
5,820	Embarq Corp.	305,899
63,186	Qwest Communications International Inc. *	528,867
114,434	Verizon Communications Inc.	4,261,522
18,771	Windstream Corp.	266,923

	Total Diversified Telecommunication Services	14,497,160

Wireless Telecommunication Services — 0.6%
14,645	ALLTEL Corp.	885,730
113,469	Sprint Nextel Corp.	2,143,429

	Total Wireless Telecommunication Services	3,029,159

	TOTAL TELECOMMUNICATION SERVICES	17,526,319

UTILITIES — 3.6%
Electric Utilities — 1.9%
6,510	Allegheny Energy Inc. *	298,874
15,602	American Electric Power Co. Inc.	664,333
49,219	Duke Energy Corp.	1,634,563
12,770	Edison International	580,780
8,108	Entergy Corp.	748,530
26,299	Exelon Corp.	1,627,645
12,512	FirstEnergy Corp.	754,474
15,809	FPL Group Inc.	860,326
3,922	Pinnacle West Capital Corp.	198,806
15,064	PPL Corp.	539,894

See Notes to Financial Statements.

22	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)
Shares	Security	Value

Electric Utilities — 1.9% (continued)
10,030	Progress Energy Inc.	$492,272
29,215	Southern Co.	1,076,865

	Total Electric Utilities	9,477,362

Gas Utilities — 0.1%
1,761	Nicor Inc.	82,415
1,515	Peoples Energy Corp.	67,524
3,349	Questar Corp.	278,134

	Total Gas Utilities	428,073

Independent Power Producers & Energy Traders — 0.4%
26,033	AES Corp. *	573,767
7,076	Constellation Energy Group Inc.	487,324
14,500	Dynegy Inc., Class A Shares *	104,980
18,047	TXU Corp.	978,328

	Total Independent Power Producers & Energy Traders	2,144,399

Multi-Utilities — 1.2%
8,130	Ameren Corp.	436,825
12,249	CenterPoint Energy Inc.	203,088
8,697	CMS Energy Corp. *	145,240
10,046	Consolidated Edison Inc.	482,911
13,864	Dominion Resources Inc.	1,162,358
7,032	DTE Energy Co.	340,419
6,908	KeySpan Corp.	284,471
10,758	NiSource Inc.	259,268
13,729	PG&E Corp.	649,794
9,882	Public Service Enterprise Group Inc.	655,967
10,289	Sempra Energy	576,596
8,304	TECO Energy Inc.	143,078
15,970	Xcel Energy Inc.	368,268

	Total Multi-Utilities	5,708,283

	TOTAL UTILITIES	17,758,117

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $387,221,353)	499,049,283

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	23

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 2.3%
U.S. Government Obligation — 0.1%
$535,000	U.S. Treasury Bills, 4.869% due 3/15/07 (a)(b)(c) (Cost — $529,782)	$524,559

Repurchase Agreement — 2.2%
10,930,000	State Street Bank & Trust Co. dated 12/29/06, 4.370% due 1/2/07; Proceeds
	at maturity - $10,935,307; (Fully collateralized by U.S. Treasury Bond,
	8.500% due 2/15/20; Market value - $11,150,457) (c)
	(Cost — $10,930,000)	10,930,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $11,459,782)	11,454,559

	TOTAL INVESTMENTS — 102.2% (Cost — $398,681,135#)	510,503,842
	Liabilities in Excess of Other Assets — (2.2)%	(11,026,118)

	TOTAL NET ASSETS — 100.0%	$499,477,724

*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Rate shown represents yield-to-maturity.
(c)	All or a portion of this security is segregated for open futures contracts.
#	Aggregate cost for federal income tax purposes is $413,061,133.

See Notes to Financial Statements.

24	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)
ASSETS:
Investments, at value (Cost — $398,681,135)	$510,503,842
Dividends and interest receivable	720,593
Receivable for Fund shares sold	526,280
Receivable for securities sold	78,377
Prepaid expenses	37,387
Receivable from manager	20,327

Total Assets	511,886,806

LIABILITIES:
Payable for Fund shares repurchased	12,016,085
Investment management fee payable	105,451
Payable to broker — variation margin on open futures contracts	44,356
Trustees’ fees payable	40,654
Distribution fees payable	25,829
Deferred compensation payable	1,185
Due to custodian	667
Accrued expenses	174,855

Total Liabilities	12,409,082

Total Net Assets	$499,477,724

NET ASSETS:
Par value (Note 6)	$34,765
Paid-in capital in excess of par value	443,831,294
Undistributed net investment income	142,038
Accumulated net realized loss on investments and futures contracts	(56,359,818)
Net unrealized appreciation on investments and futures contracts	111,829,445

Total Net Assets	$499,477,724

Shares Outstanding:
Class A†	32,002,018

Class D†	2,762,799

Net Asset Value:
Class A†	$14.36

Class D†	$14.43

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	25

Statement of Operations (For the year ended December 31, 2006)
INVESTMENT INCOME:
Dividends	$9,245,291
Interest	326,239

Total Investment Income	9,571,530

EXPENSES:
Distribution fees (Notes 2 and 4)	907,127
Investment management fee (Note 2)	841,342
Administration fees (Note 2)	390,343
Transfer agent fees (Note 4)	226,201
Shareholder reports (Note 4)	111,917
Standard & Poor’s license fee	60,683
Trustees’ fees (Note 11)	50,205
Restructuring and reorganization fees (Note 11)	48,774
Registration fees	39,000
Custody fees	28,353
Audit and tax	27,500
Legal fees	25,562
Insurance	11,264
Miscellaneous expenses	4,950

Total Expenses	2,773,221
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(44,972)

Net Expenses	2,728,249

Net Investment Income	6,843,281

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Gain (Loss) From:
Investment transactions	(30,127,110)
Futures contracts	644,703

Net Realized Loss	(29,482,407)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	92,498,204
Futures contracts	85,643

Change in Net Unrealized Appreciation/Depreciation	92,583,847

Net Gain on Investments and Futures Contracts	63,101,440

Increase in Net Assets From Operations	$69,944,721

See Notes to Financial Statements.

26	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)
	2006	2005

OPERATIONS:
Net investment income	$6,843,281	$6,451,043
Net realized loss	(29,482,407)	(9,035,886)
Change in net unrealized appreciation/depreciation	92,583,847	23,432,042

Increase in Net Assets From Operations	69,944,721	20,847,199

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(6,750,017)	(6,600,607)

Decrease in Net Assets From Distributions to Shareholders	(6,750,017)	(6,600,607)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	61,499,272	83,013,135
Reinvestment of distributions	6,388,523	6,237,233
Cost of shares repurchased	(132,208,749)	(114,246,189)

Decrease in Net Assets From Fund Share Transactions	(64,320,954)	(24,995,821)

Decrease in Net Assets	(1,126,250)	(10,749,229)
NET ASSETS:
Beginning of year	500,603,974	511,353,203

End of year *	$499,477,724	$500,603,974

* Includes undistributed net investment income of:	$142,038	—

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	27

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class A Shares(1)(2)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.63	$12.28	$11.30	$8.92	$11.63

Income (Loss) From Operations:
Net investment income	0.18	0.16	0.16	0.12	0.10
Net realized and unrealized gain (loss)	1.74	0.36	0.99	2.37	(2.71)

Total Income (Loss) From Operations	1.92	0.52	1.15	2.49	(2.61)

Less Distributions From:
Net investment income	(0.19)	(0.17)	(0.17)	(0.11)	(0.10)

Total Distributions	(0.19)	(0.17)	(0.17)	(0.11)	(0.10)

Net Asset Value, End of Year	$14.36	$12.63	$12.28	$11.30	$8.92

Total Return(3)	15.20%	4.19%	10.21%	27.95%	(22.47)%

Net Assets, End of Year (millions)	$459	$453	$467	$466	$332

Ratios to Average Net Assets:
Gross expenses	0.57%†	0.59%	0.58%	0.61%	0.62%
Net expenses(4)(5)	0.57 †	0.59	0.57	0.59	0.59
Net investment income	1.36	1.27	1.42	1.19	1.03

Portfolio Turnover Rate	7%	8%	6%	1%	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 7, 2006, Smith Barney Shares were renamed Class A shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

As a result of a contractual expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extra-ordinary expenses, of Class A shares will not exceed 0.59%.

(5)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively (Note 11).

See Notes to Financial Statements.

28	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class D Shares(1)(2)	2006	2005	2004	2003	2002

Net Asset Value, Beginning of Year	$12.66	$12.30	$11.32	$8.93	$11.64

Income (Loss) From Operations:
Net investment income	0.20	0.18	0.19	0.14	0.12
Net realized and unrealized gain (loss)	1.78	0.37	0.99	2.39	(2.72)

Total Income (Loss) From Operations	1.98	0.55	1.18	2.53	(2.60)

Less Distributions From:
Net investment income	(0.21)	(0.19)	(0.20)	(0.14)	(0.11)

Total Distributions	(0.21)	(0.19)	(0.20)	(0.14)	(0.11)

Net Asset Value, End of Year	$14.43	$12.66	$12.30	$11.32	$8.93

Total Return(3)	15.66%	4.47%	10.39%	28.29%	(22.29)%

Net Assets, End of Year (millions)	$40	$48	$44	$43	$24

Ratios to Average Net Assets:
Gross expenses	0.44%†	0.53%	0.42%	0.42%	0.53%
Net expenses(4)(5)	0.40 †	0.39	0.39	0.39	0.39
Net investment income	1.47	1.47	1.61	1.39	1.20

Portfolio Turnover Rate	7%	8%	6%	1%	2%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 7, 2006, Citi Shares were renamed Class D shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

As a result of a contractual expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extra-ordinary expenses, of Class D shares will not exceed 0.39%.

(5)	Reflects fee waivers and/or expense reimbursements.
†

Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42% and 0.39%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners S&P 500 Index Fund (formerly known as Smith Barney S&P 500 Index Fund) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

30	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	31

Notes to Financial Statements (continued)

	Undistributed Net Investment Income	Paid-in Capital

(a)	$48,774	$(48,774)

(a) Reclassifications are primarily due to a book/tax differences in the treatment of various items.

Additionally, during the current period, accumulated realized gain and cost of investments have each been reduced by $4,660 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Prior to October 19, 2006, TIMCO Asset Management, Inc. (“TIMCO”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment adviser of the Fund. Under the investment advisory agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. Also, prior to October 19, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, acted as the administrator to the Fund. Under the administration agreement, the Fund paid SBFM an administration fee calculated daily and paid monthly, at an annual rate of 0.10% of the Fund’s average daily net assets.

Effective October 19, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. Under the new investment management agreement the Fund pays LMPFA an investment management fee calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

Effective October 19, 2006, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

During the year ended of December 31, 2006, the Fund’s Class A and D shares had contractual expense limitations in place of 0.59% and 0.39% of the average daily net assets of each class, respectively.

During the year ended December 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $13,532. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $31,440.

32	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Notes to Financial Statements (continued)

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2007. This change will have no effect on fees previously deferred. As of December 31, 2006, the Fund had accrued $1,185 as deferred compensation under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$35,050,309

Sales	96,082,419

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$127,279,719
Gross unrealized depreciation	(29,837,010)

Net unrealized appreciation	$97,442,709

At December 31, 2006, the Fund had the following open futures contracts:

Contracts to Buy	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain

S&P 500 Index	33	3/07	$11,782,222	$11,784,300	$2,078

4. Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee calculated at the annual rate of 0.20% of the average daily net assets for Class A shares. There is no distribution fee incurred by the Fund’s Class D Shares. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	33

Notes to Financial Statements (continued)

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses

Class A†	$907,127	$195,611	$ 90,509
Class D†	—	30,590	21,408

Total	$907,127	$226,201	$111,917

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

5. Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005

Net Investment Income:
Class A†	$6,171,782	$5,887,123
Class D†	578,235	713,484

Total	$6,750,017	$6,600,607

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

6. Shares of Beneficial Interest

At December 31, 2006, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005

	Shares	Amount	Shares	Amount

Class A†
Shares sold	3,872,158	$51,698,567	5,575,583	$68,237,556
Shares issued on reinvestment	402,343	5,813,860	434,246	5,527,952
Shares repurchased	(8,105,428)	(108,664,048)	(8,217,713)	(101,118,613)

Net Decrease	(3,830,927)	$(51,151,621)	(2,207,884)	$(27,353,105)

Class D†
Shares sold	730,519	$9,800,705	1,198,323	$14,775,579
Shares issued on reinvestment	39,578	574,663	55,586	709,281
Shares repurchased	(1,793,830)	(23,544,701)	(1,074,413)	(13,127,576)

Net Increase (Decrease)	(1,023,733)	$(13,169,333)	179,496	$2,357,284

†	On April 7, 2006, Smith Barney Shares and Citi Shares were renamed Class A shares and Class D shares, respectively.

34	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005

Distributions Paid From:
Ordinary Income	$6,750,017	$6,600,607

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$150,218

Capital loss carryforward *	(40,094,356)
Other book/tax temporary differences (a)	(1,893,644)
Unrealized appreciation/(depreciation) (b)	97,449,447

Total accumulated earnings/(losses) — net	$55,611,665

*	As of December 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount

12/31/2010	$(9,698,672)
12/31/2014	(30,395,684)

$(40,094,356)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior administrator, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	35

Notes to Financial Statements (continued)

specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of

36	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Notes to Financial Statements (continued)

funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	37

Notes to Financial Statements (continued)

against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes–an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position

38	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Notes to Financial Statements (continued)

must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners S&P 500 Index Fund 2006 Annual Report	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners S&P 500 Index Fund (formerly Smith Barney S&P 500 Index Fund), a series of Legg Mason Partners Investment Trust (formerly Smith Barney Investment Trust), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners S&P 500 Index Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

40	Legg Mason Partners S&P 500 Index Fund 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At in person meetings held on June 28, 2006, and October 18, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Batterymarch Financial Management Inc. (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior investment advisory agreement with TIMCO Asset Management Inc. and its prior administrative agreement with Smith Barney Funds Management LLC and was entered into connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and the New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Legg Mason Partners S&P 500 Index Fund	41

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further

42	Legg Mason Partners S&P 500 Index Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners S&P 500 Index Fund	43

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners S&P 500 Index Fund (formerly known as Smith Barney S&P 500 Index Fund) (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Investment Trust (formerly known as Smith Barney Investment Trust) (the “Trust”). Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Dwight B. Crane c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1937	Trustee	Since 1988	Professor—Harvard Business School	46	None
Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1930	Trustee	Since 1994	President—Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	24	None
Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1987	Attorney	36	Trustee, Consulting Group Capital Markets Funds
Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer— Performance Learning Systems	24	None

44	Legg Mason Partners S&P 500 Index Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None
Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Legg Mason Partners S&P 500 Index Fund	45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Ted P. Becker Legg Mason 4th Floor 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

46	Legg Mason Partners S&P 500 Index Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners S&P 500 Index Fund	47

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for and authority withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Proposal 1: Election of Board Members†

Nominees:	Votes For	Authority Withheld	Abstentions

Paul R. Ades	198,044,907.619	3,826,021.682	0.000
Andrew L. Breech	198,150,052.267	3,720,877.034	0.000
Dwight B. Crane	198,038,410.122	3,832,519.179	0.000
Robert M. Frayn, Jr.	198,011,990.552	3,858,938.749	0.000
Frank G. Hubbard	198,067,246.697	3,803,682.604	0.000
Howard J. Johnson	198,029,734.835	3,841,194.466	0.000
David E. Maryatt	198,033,142.196	3,837,787.105	0.000
Jerome H. Miller	198,058,965.252	3,811,964.049	0.000
Ken Miller	198,125,019.889	3,745,909.412	0.000
John J. Murphy	197,960,517.593	3,910,411.708	0.000
Thomas F. Schlafly	198,049,348.082	3,821,581.219	0.000
Jerry A. Viscione	198,112,858.443	3,758,070.858	0.000
R. Jay Gerken, CFA	197,866,002.710	4,004,926.591	0.000

†	Board Members are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Board of Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Regroup and Reorganize Fund and (2) Revise Fundamental Investment Policies.

Proposal 1: Regroup and Reorganize Fund

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Regroup and Reorganize Fund	16,186,331.227	615,537.522	1,369,082.237	117,601.000

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes

Borrowing Money	15,900,895.520	804,281.256	1,465,774.210	117,601.000
Underwriting	15,755,934.409	1,096,839.816	1,318,176.761	117,601.000
Lending	15,910,907.760	749,197.237	1,510,845.989	117,601.000
Issuing Senior Securities	15,800,890.786	830,205.540	1,539,854.660	117,601.000
Real Estate	16,058,516.209	797,290.011	1,315,144.766	117,601.000
Commodities	15,787,625.700	844,800.809	1,538,524.477	117,601.000
Concentration	16,032,362.123	799,477.020	1,339,111.843	117,601.000
Diversification	15,870,747.332	1,056,380.256	1,243,823.980	117,601.000
Non-Fundamental	15,486,834.237	1,417,536.421	1,266,580.328	117,601.000

48	Legg Mason Partners S&P 500 Index Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Ordinary Income:
Qualified Dividend Income for Individuals	100%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100%

Please retain this information for your records.

Legg Mason Partners S&P 500 Index Fund	49

Legg Mason Partners S&P 500 Index Fund

INVESTMENT MANAGER
TRUSTEES
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Stephen E. Kaufman Cornelius C. Rose, Jr.

Legg Mason Partners Fund

Advisor, LLC

SUBADVISER

Batterymarch Financial

     Management, Inc.

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

Boston Financial Data

     Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts

02171

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

 ©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD04121 2/07                     SR07-267

Legg Mason Partners
S&P 500 Index Fund

The Fund is a separate investment fund of Legg Mason Partners
Investment Trust, a Massachusetts business trust.

LEGG MASON PARTNERS S&P 500 INDEX FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund's website at www.leggmason.com/InvestorServices and (3) on the
SEC's website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,800 in 2005 and $23,800 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,600 in 2005 and $2,600 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Trust

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;

(iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) (1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust
By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Trust

Date:  March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Trust

Date:  March 9, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Trust

Date:  March 9, 2007